                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _______________________

                                   FORM 8-K/A
                                 CURRENT REPORT

                             PURSUANT TO SECTION 13
                           OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                 OCTOBER 1, 1996
                        (Date of earliest event reported)


                         BIG FLOWER PRESS HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


      DELAWARE                       1-14084                13-376-8322
 (State of Incorporation)     (Commission File No.)        (IRS Employer
                                                        Identification No.)

                               3 EAST 54TH STREET
                            NEW YORK, NEW YORK 10022
          (Address of principal executive offices, including zip code)


                                 (212) 521-1600
              (Registrant's telephone number, including area code)



                               PAGE 1 OF 5 PAGES
                       EXHIBIT INDEX IS LOCATED ON PAGE 5
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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               The financial statements of PrintCo., Inc., a Michigan corporation ("Printco"), required to be filed herewith are incorporated by reference to the Proxy Statement/Prospectus, dated September 6, 1996, forming part of the Registration Statement on Form S-4 (Registration No. 333-11225) of Big Flower Press Holdings, Inc. (the "Registrant"). The consolidated financial statements of Scanforms, Inc., a Delaware corporation ("Scanforms"), required to be filed herewith are incorporated by reference to the financial statements and the related notes thereto forming part of the Annual Report on Form 10-K for the year ended October 1, 1995 filed by Scanforms on December 23, 1995 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 filed by Scanforms on August 15, 1996. The financial statements of Pacific Color Connection, Inc., a California corporation ("Pacific Color"), are not included as an exhibit to this Form 8-K/A as the assets acquired from Pacific Color do not constitute a "significant amount of assets" as that phrase is defined in the Instructions to Item 2 of Form 8-K.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               The pro forma financial data required to be filed herewith and reflecting the acquisition of Scanforms and Printco is incorporated by reference to the Proxy Statement/Prospectus, dated September 6, 1996, forming part of the Registration Statement on Form S-4 (Registration No. 333-11225) of the Registrant. The pro forma financial data of Pacific Color is not included as an exhibit to this Form 8-K/A as the assets acquired from Pacific Color do not constitute a "significant amount of assets" as that phrase is defined in the Instructions to Item 2 of Form 8-K.


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          (c)  Exhibits

               2.1  Purchase Agreement, dated as of October 1, 1996(1)

               2.2 Agreement and Plan of Merger, dated as of July 31, 1996, by and among the Registrant, Scanforms, Inc. and Scanforms Acquisition Corp.(2)

               2.3  Stock Purchase Agreement, dated as of October 1, 1996(1)

               23.1 Consent of Grant Thornton LLP

               23.2 Consent of Arthur Andersen LLP

               99.1 Registrant's press release dated October 2, 1996(1)

               99.2 Registrant's press release dated October 7, 1996(1)

               99.3 Registrant's press release dated October 8, 1996(1)

               99.4 Financial Statements of Printco(3)

               99.5 Consolidated Financial Statements of Scanforms(4)

               99.6 Pro Forma Financial Data(3)

---------------

(1) Incorporated by reference to the Registrant's Form 8-K, dated October 11, 1996 (File #1-14084).

(2) Incorporated by reference to Annex I to the Proxy Statement/Prospectus, dated September 6, 1996, forming part of the Registration Statement on Form S-4 (Registration No. 333-11225) of the Registrant.

(3) Incorporated by reference to the Proxy Statement/Prospectus, dated September 6, 1996, forming part of the Registration Statement on Form S-4 (Registration No. 333-11225) of the Registrant.

(4) Incorporated by reference to the financial statements and the related notes thereto forming part of the Annual Report on Form 10-K for the year ended October 1, 1995 filed by Scanforms on December 23, 1995 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 filed by Scanforms on August 15, 1996.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BIG FLOWER PRESS HOLDINGS, INC.



                              By: /s/ Irene B. Fisher
                                 -------------------------
                                 Name:   Irene B. Fisher
                                 Title:  Vice President



Date:  October 22, 1996


                                        4
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                                  EXHIBIT INDEX

Exhibit No.                          Exhibit                                Page
----------                           -------                                ----

2.1            Purchase Agreement, dated as of October 1, 1996(1)

2.2            Agreement and Plan of Merger, dated as of July 31,
               1996, by and among the Registrant, Scanforms, Inc.
               and Scanforms Acquisition Corp.(2)

2.3            Stock Purchase Agreement, dated as of October 1,
               1996(1)

23.1           Consent of Grant Thornton LLP

23.2           Consent of Arthur Andersen LLP

99.1           Registrant's press release dated October 2, 1996(1)

99.2           Registrant's press release dated October 7,
               1996(1)

99.3           Registrant's press release dated October 8, 1996(1)

99.4           Financial Statements of Printco(3)

99.5           Consolidated Financial Statements of Scanforms(4)

99.6           Pro Forma Financial Data(3)

     ---------------

(1) Incorporated by reference to the Registrant's Form 8-K, dated October 11, 1996 (File #1-14084).

(2) Incorporated by reference to Annex I to the Proxy Statement/Prospectus, dated September 6, 1996, forming part of the Registration Statement on Form S-4 (Registration No. 333-11225) of the Registrant.

(3) Incorporated by reference to the Proxy Statement/Prospectus, dated September 6, 1996, forming part of the Registration Statement on Form S-4 (Registration No. 333-11225) of the Registrant.

(4) Incorporated by reference to the financial statements and the related notes thereto forming part of the Annual Report on Form 10-K for the year ended October 1, 1995 filed by Scanforms on December 23, 1995 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 filed by Scanforms on August 15, 1996.


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